SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 1999

                        SUPREME INTERNATIONAL CORPORATION
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

        FLORIDA                     0-21764                    59-1162998
        -------                     -------                    ----------
    State or other                (Commission                 (IRS Employer
    jurisdiction of              File Number)              Identification No.)
    incorporation)

           3000 N.W. 107TH AVENUE, MIAMI, FLORIDA                 33172
           --------------------------------------                 -----
          (Address of principal executive offices)             (Zip Code)

        Registrant's telephone number, including area code (305) 592-2830

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Item 5.           OTHER EVENTS.

                  See the press release attached hereto as Exhibit 99.1.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c) Exhibits

                  99.1     Press Release

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUPREME INTERNATIONAL CORPORATION

Date:  February 9, 1999             By: /s/ ROSEMARY B. TRUDEAU
                                       ----------------------------------------
                                            Rosemary B. Trudeau, Vice President
                                            of Finance

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                                  EXHIBIT INDEX

         EXHIBIT                    DESCRIPTION
         -------                    -----------
          99.1                      Press Release